UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

CenterPoint Energy, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CENTERPOINT ENERGY, INC.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 23, 2009.

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

Proxy Materials Available • Notice and Proxy Statement • Annual Report

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The proxy statement and annual report are available at www.proxyyvote.com

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.

Please make your request for a copy as instructed below on or before April 9, 2009 to facilitate timely delivery.

When requesting paper or e-mail copies, you can choose to receive such copies for future shareholder metings and for this particular meeting.

CENTERPOINT ENERGY, INC. C/O INVESTOR SERVICES P.O. BOX 4505 HOUSTON, TX 77210-4505	HOW TO VIEW MATERIALS VIA THE INTERNET
Have the 12 Digit Control Number available and visit:
www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS
	1) BY INTERNET	- www.proxyvote.com
	2) BY TELEPHONE	- 1-800-579-1639
	3) BY E-MAIL*	- sendmaterial@proxyvote.com
*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

R1CPE1

Meeting Information		How To Vote
Meeting Type:	Annual Meeting of Shareholders	Vote In Person
Meeting Date: Meeting Time: For holders as of:	April 23, 2009 9:00 a.m., Central Time February 23, 2009

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Meeting Location: CenterPoint Energy Tower Auditorium 1111 Louisiana St. Houston, TX 77002
Vote By Internet To vote now by Internet, go to www.proxyvote.com Have your notice in hand when you access the web site and follow the instructions.

R1CPE2

Voting items
The Board of Directors recommends that you vote FOR proposals 1, 2 and 3.

1. Elect the nominees for directors.

The nominees for directors are:

1a. Derrill Cody 1b. Michael P. Johnson 1c. David M. McClanahan 1d. Robert T. O’Connell 1e. Susan O. Rheney 1f. Michael E. Shannon	2.	Ratify the appointment of Deloitte & Touche LLP as independent auditors for 2009.
	3.	Approve the CenterPoint Energy, Inc. 2009 Long Term Incentive Plan.
	4.	Withhold granting of discretionary authority to vote on any other matters that may properly come before the annual meeting.

R1CPE3

R1CPE4